UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 25, 2026 (February 20, 2026)

Diamond Hill Investment Group, Inc.

(Exact name of registrant as specified in its charter)

Ohio	000-24498	65-0190407
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

325 John H. McConnell Blvd, Suite 200

Columbus, Ohio 43215

(Address of Principal Executive Offices) (Zip Code)

 Registrant’s Telephone Number, Including Area Code: (614) 255-3333

 Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common shares, no par value	DHIL	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously disclosed, on December 10, 2025, Diamond Hill Investment Group, Inc., an Ohio corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with First Eagle Investment Management, LLC, a Delaware limited liability company (“Purchaser”), and Soar Christopher Holdings, Inc., an Ohio corporation and a wholly owned subsidiary of Purchaser (“Merger Sub”). Upon the terms and subject to the conditions set forth in the Merger Agreement, Merger Sub will merge with and into the Company (the “Merger”), whereupon the separate existence of Merger Sub will cease, and the Company surviving will be the surviving corporation as a wholly owned subsidiary of Purchaser.

The Merger is expected to close in the second quarter of 2026, subject to the satisfaction or waiver of customary closing conditions, including approval of the Company’s shareholders and receipt of the requisite client consents based on revenue run rate.

On February 20, 2026, in connection with Thomas E. Line’s role as the Chief Financial Officer and Treasurer of the Company and in connection with the anticipated transition of the Company’s compensation structure resulting from the Merger, the Compensation Committee of the Board of Directors of the Company granted a deferred cash-based award (the “Award”) to Mr. Line pursuant to a Deferred Cash Award Agreement (the “Agreement”) and the Diamond Hill Investment Group, Inc. 2025 Equity and Cash Incentive Plan (the “Plan”).  The Award provides Mr. Line with a one-time cash payment of $100,000 if he remains employed by Purchaser or the Company through February 20, 2027, or if his employment is terminated by the Company, Purchaser or their applicable affiliates without “cause” (as defined in the Plan), or if he resigns for “good reason” (as defined in the Agreement), prior to February 20, 2027, subject to his timely execution and non-revocation of a separation agreement and a release of claims in favor of the Company, Purchaser and their affiliates.

The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Deferred Cash Award Agreement, dated February 20, 2026, by and between Diamond Hill Capital Management, Inc. and Thomas E. Line.
10.2	Diamond Hill Investment Group, Inc. 2025 Equity and Cash Incentive Plan (incorporated by reference from Exhibit 99.1 to the Registration Statement on Form S-8 filed with the SEC on April 29, 2025).
104.1	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Forward-Looking Statements

This communication, the documents incorporated herein by reference and statements, whether oral or written, made from time to time by representatives of the Company, may contain or incorporate “forward-looking statements” within the meaning of federal securities laws. Forward-looking statements include, but are not limited to, statements regarding anticipated operating results, prospects and levels of assets under management, technological developments, economic trends (including interest rates and market volatility), expected transactions and similar matters. These forward-looking statements may include, without limitation, any statements preceded by, followed by or including words such as “may,” “could,” “can have,” “believe,” “expect,” “aim,” “anticipate,” “target,” “goal,” “project,” “assume,” “budget,” “potential,” “estimate,” “guidance,” “forecast,” “outlook,” “would,” “will,” “continue,” “likely,” “should,” “hope,” “seek,” “plan,” “intend,” and variations of such words and similar expressions. Similarly, descriptions of the Company’s objectives, strategies, plans, goals, or targets are also forward-looking statements. Such forward-looking statements include but are not limited to statements about the proposed Merger, including the expected timetable for completing the Merger and statements that are not historical facts.

Forward-looking statements are based on the Company’s expectations at the time such statements are made, speak only as of the dates they are made and are susceptible to a number of risks, uncertainties and other factors. While the Company believes that the assumptions underlying its forward-looking statements are reasonable, investors are cautioned that any of the assumptions could prove to be inaccurate and, accordingly, the Company's actual results and experiences may differ materially from the anticipated results or other expectations expressed in its forward-looking statements. Factors that may cause the Company’s actual results or experiences to differ materially from results discussed in forward-looking statements include, but are not limited to the factors discussed in the section entitled “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, and Quarterly Reports on Form 10-Q for the fiscal quarters ended March 31, 2025, June 30, 2025 and September 30, 2025, each as filed with the Securities and Exchange Commission (“SEC”), and any factors discussed in the section entitled “Risk Factors” in any of our subsequently filed SEC filings, and the following: (i) the occurrence of any event, change, or other circumstance that could give rise to the right of one or both of the parties to terminate the definitive transaction agreement between the Company and Purchaser, including in circumstances requiring the Company to pay a termination fee; (ii) potential litigation relating to the Merger that could be instituted against the parties to the definitive transaction agreement or their respective directors or officers, including the effects of any outcomes related thereto; (iii) the possibility that the Merger does not close when expected or at all because required regulatory, shareholder, or other approvals and other conditions to closing are not received or satisfied on a timely basis or at all; (iv) reputational risk and potential adverse reactions of clients, employees or other business partners and the businesses generally, including those resulting from the announcement of the Merger, including any resulting reduction in the Company’s AUM or AUA and the withdrawal, renegotiation or termination of any investment advisory agreements; (v) the risk that any announcements relating to the Merger could have adverse effects on the market price of the Company Common Shares; (vi) significant transaction costs associated with the Merger; and (vii) the diversion of management’s attention and time from ongoing business operations and opportunities on Merger-related matters.

Forward-looking statements attributable to the Company or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements above and in the Company’s other public documents on file with the SEC. New risks and uncertainties arise from time to time, and factors that the Company currently deems immaterial may become material, and it is impossible for the Company to predict these events or how they may affect it. The Company undertakes no obligation to update any forward-looking statements after the date they are made, whether as a result of new information, future events, changes in its expectations or developments or otherwise, except as required by law, although it may do so from time to time. The Company does not endorse any projections regarding future performance that may be made by third parties.

Additional Information and Where to Find It

This Form 8-K does not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities. This communication relates to the Merger.  In connection with the Merger, on January 28, 2026, the Company filed with the SEC a definitive proxy statement on Schedule 14A relating to a special meeting of its shareholders (the “Proxy Statement”). This communication is not a substitute for the Proxy Statement or any other document that the Company may file with the SEC and send to its shareholders in connection with the Merger. The Merger will be submitted to the Company’s shareholders for their consideration. Before making any voting decision, the Company’s shareholders are urged to read all relevant documents filed or to be filed with the SEC, including the Proxy Statement, as well as any amendments or supplements to those documents, when they become available, because they will contain important information about the Company and the Merger.

The Company’s shareholders may obtain a free copy of the Proxy Statement, as well as other filings containing information about the Company, free of charge, at the SEC’s website (www.sec.gov).  Copies of the Proxy Statement and other documents filed by the Company with the SEC may be obtained, without charge, by contacting the Company through its website at www.diamond-hill.com.

Participants in the Solicitation

The Company, its directors, executive officers and other persons related to the Company may be deemed to be participants in the solicitation of proxies from the Company’s shareholders in connection with the Merger.  Information about the directors and executive officers of the Company and their ownership of Company Common Shares is set forth in the section entitled “Executive Officer Stock Ownership and Retention Guidelines” in the Company’s proxy statement for its 2025 annual meeting of shareholders, which was filed with the SEC on March 14, 2025 (and which is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/0000909108/000090910825000014/dhil-20250311.htm). To the extent that holdings of the Company’s securities by its directors or executive officers have changed since the amounts printed in the Company’s proxy statement, such changes have been or will be reflected on Initial Statements of Beneficial Ownership of Securities on Form 3 and Statements of Changes in Beneficial Ownership on Form 4 filed with the SEC. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be included in the Proxy Statement and other relevant materials to be filed with the SEC in connection with the Merger when they become available.  Free copies of these documents may be obtained as described in the preceding paragraph.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 25, 2026		DIAMOND HILL INVESTMENT GROUP, INC.

	By:	/s/ Thomas E. Line
Thomas E. Line, Chief Financial Officer and Treasurer